UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

CORRELATE INFRASTRUCTURE PARTNERS INC.
(Name of Registrant As Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Correlate Infrastructure Partners Inc.

220 Travis Street, Suite 501

Shreveport, Louisiana 71101

NOTICE OF ACTIONS TAKEN BY WRITTEN

CONSENT OF STOCKHOLDERS

May __, 2023

Dear Stockholders:

This Information Statement is being furnished by the Board of Directors (the “Board”) of Correlate Infrastructure Partners Inc., a Nevada corporation (“Company”), to holders of record of the Company’s common stock, $0.0001 par value (the “Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and pursuant to Section 78.390 of the Nevada Revised Statutes. The purpose of this Information Statement is to inform those with voting rights to our Common Stock (the “Stockholders”) that, on April 27, 2023, holders of at least a majority of the shares of outstanding Common Stock of the Company entitled to vote on the following matter, acted by written consent in lieu of a special meeting of stockholders to: (i) change the corporate name to Correlate Energy Corp. pursuant to an amendment to the Company’s articles of incorporation (“Articles of Incorporation”).

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first mailed to you on or about May __, 2023. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT A MAJORITY OF THE COMPANY’S STOCKHOLDERS HAVE VOTED TO APPROVE: (I) THE CHANGE OF THE CORPORATE NAME TO CORRELATE ENERGY CORP. PURSUANT TO AN AMENDMENT TO THE ARTICLES OF INCORPORATION, ATTACHED HERETO AS EXHIBIT A.

By Order of the Board of Directors

/s/ Matthew Flemming

Matthew Flemming
Chairman

Shreveport, Louisiana

May __, 2023

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Correlate Infrastructure Partners Inc.

220 Travis Street, Suite 501

Shreveport, Louisiana 77101

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

Correlate Infrastructure Partners Inc. (“Correlate” or the “Company”) is a Nevada corporation with principal executive offices located at 220 Travis Street, Suite 501, Shreveport, Louisiana 71101. The telephone number is (318) 425-5000. On April 27, 2023, the Company’s Board of Directors (the “Board”), after careful consideration, unanimously deemed advisable and approved: (i) the change of the corporate name to Correlate Energy Corp. pursuant to an amendment to the Company’s articles of incorporation (“Articles of Incorporation”).

This Information Statement is being sent to holders of record of the Company’s Common Stock as of May 4, 2023 (the “Record Date”) by the Board to notify them about actions that the Company’s stockholders have taken by written consent in lieu of a special meeting of the stockholders to approve the actions set forth herein. The written consent was obtained on April 27, 2023, in accordance with the Company’s Articles of Incorporation and Bylaws.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Copies of this Information Statement are expected to be mailed on or about May __, 2023, to the holders of record on the Record Date of our outstanding Common Stock. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT A MAJORITY OF THE COMPANY’S STOCKHOLDERS HAVE VOTED TO APPROVE: (I) THE CHANGE OF THE CORPORATE NAME TO CORRELATE ENERGY CORP.

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FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. Such forward-looking statements may also include statements, among other things, concerning the efficacy, safety and intended utilization of the Company’s product candidates, the conduct and results of future clinical trials, plans regarding regulatory filings, future research and clinical trials and plans regarding partnering activities. Factors that may cause actual results to differ materially include, among others, the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later clinical trials, trials may have difficulty enrolling, the Company may not obtain approval to market its product candidates, or outside financing may not be available to meet capital requirements. These forward-looking statements are based on our current expectations. We caution that all forward- looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee.

For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s most recent Annual Report on Form 10-K and other periodic and other filings the Company has filed with the Securities and Exchange Commission (the “SEC”) and are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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APPROVAL BY OUR STOCKHOLDERS OF

THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

TO CHANGE THE CORPORATE NAME TO CORRELATE ENERGY CORP.

General

On April 27, 2023, after due deliberation and careful consideration, the Board unanimously deemed advisable and approved: (i) the Corporation’s proposed amendment to its Articles of Incorporation attached hereto as Exhibit A (“Amendment”), pursuant to which the Company’s corporate name will be changed to Correlate Energy Corp., and determined that such matters are in the best interests of the Corporation and the stockholders.

Under our Articles of Incorporation and our Bylaws, stockholders holding at least a majority of the voting power of our company who are entitled to vote must approve the amendment to our articles of incorporation, changing our corporate name to Correlate Energy Corp. in accordance with the Amendment to the Articles of Incorporation attached hereto as Exhibit A. The holders of Common Stock are entitled to one vote for each share of Common Stock they own.

On April 27, 2023, there were 35,333,526 shares of Common Stock issued and outstanding. On April 27, 2023, certain common stockholders who combined own 18,441,361 shares of our Common Stock, representing approximately 52.2% of the voting control of the Company and are entitled to vote on the matters described herein, executed and delivered a written consent that: (i) approved the amendment and restatement of the Company’s Articles of Incorporation by way of an amendment to the Articles of Incorporation to authorize and approve the change of the Company’s corporate name to Correlate Energy Corp.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No officer, director or director nominee of the Company has any substantial interest in the matters acted upon, other than his role as an officer, director or stockholder of the Company. No director of the Company informed the Company that such director opposed any of the actions as set forth in this Information Statement.

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NOTICE ITEM 1

APPROVAL OF CORPORATE NAME CHANGE

The Board of Directors has unanimously adopted and a majority of the Company’s stockholders have approved an amendment to the Articles of Incorporation of Correlate Infrastructure Partners Inc. (the “Name Change Amendment”) to amend the corporate name of the Company to Correlate Energy Corp.

The Board of Directors has deemed the Name Change Amendment advisable and in the best interests of the Company. The purpose of the Name Change Amendment is to more accurately reflect the business lines in which the Company is currently operating and the additional complementary business lines into which the Company may enter in the future. A new corporate name accurately reflecting the business lines being operated and contemplated will decrease confusion in the marketplace and assist management in marketing the Company.

The change in corporate name will not affect the status of the Company or the rights of any stockholders in any respect, or the validity or transferability of stock certificates presently outstanding. The Company’s stockholders will not be required to exchange stock certificates solely to reflect the new name. If a physical certificate represents a stockholder’s shares of Common Stock currently, that certificate will continue to represent such stockholder’s ownership of such shares. It will not be necessary for stockholders to surrender stock certificates bearing the Company’s former corporate name. When physical certificates are presented for transfer in the ordinary course, new certificates bearing the new corporate name will be issued.

The Name Change Amendment will become effective upon the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada, which will not occur until at least 20 days after the mailing of this Information Statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 27, 2023 for: (1) all persons who are beneficial owners of 5% or more of our common stock, (2) each of our officers and directors, and (3) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by them. As of April 27, 2023, there were 35,333,526 shares of our common stock issued and outstanding. Except as otherwise listed below, the address of each person is 220 Travis Street, Suite 501, Shreveport, Louisiana 71101.

Name	Amount of Beneficial Ownership of Common Stock (1)	Percent of Common Stock

Newton Dorsett (8)	11,073,673	22.8%
P&C Ventures Inc. (9)	6,427,858	13.2%

Directors and Officers:
Todd Michaels (2)	4,086,320	8.4%
Channing Chen (3)	417,670	0.9%
Jason Loyet (4)	1,873,844	3.9%
Matthew Flemming (5)	790,000	1.6%
Robert Powell (6)	522,455	1.1%
Cory Hunt (7)	6,677,858	13.7%

Directors and Officers as a group (6 persons) (2)-(7)	14,367,147	29.6%

(1)

Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2)

Includes: (i) 416,670 shares of common stock issuable upon the exercise of options held by Mr. Michaels, (ii) 200,000 shares of common stock issuable upon the exercise of warrants held by Mr. Michaels, (iii) 31,250 shares of common stock issuable upon the conversion of a convertible note held by Mr. Michaels, (iv) 50,000 shares of common stock issuable upon the exercise of warrants held by Mr. Michaels wife, and (v) 939 shares of common stock held by Mr. Michaels wife.

(3)	Includes 416,670 shares of common stock issuable upon the exercise of options held by Mr. Chen.
(4)	Includes: (i) 728,587 shares of common stock held by Mr. Loyet’s wife; and (ii) 416,670 shares of common stock issuable upon exercise of options held by Mr. Loyet.
(5)	Includes 250,000 shares of common stock issuable upon the exercise of options held by Mr. Flemming.
(6)	Includes 250,000 shares of common stock issuable upon the exercise of options held by Mr. Powell.
(7)

Includes: (i) 250,000 shares of common stock issuable upon the exercise of options held by Mr. Hunt, (ii) 600,000 shares of common stock owned by P&C Ventures Inc.; and (ii) 5,827,858 shares of common stock issuable upon exercise of outstanding warrants owned by P&C Ventures Inc. Mr. Hunt is the President of P&C Ventures Inc. and has the power to vote and/or dispose of the shares held by P&C Ventures Inc. The address for Mr. Hunt is #200 8133 Edgar Industrial Close, Red Deer, Alberta Canada T4P 3R4.

(8)	Includes 25,000 shares of common stock issuable upon the exercise of warrants owned by Mr. Dorsett.
(9)

Includes 5,827,858 shares of common stock issuable upon the exercise of warrants owned by P&C Ventures Inc. The address for P&C Ventures is #200 8133 Edgar Industrial Close, Red Deer, Alberta Canada T4P 3R4.

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DELIVERY OF DOCUMENTS TO SECURITY

HOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple Stockholders sharing an address, unless the Company has received contrary instructions from one or more of the Stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a Stockholder at a shared address to which a single copy of this document was delivered. A Stockholder may mail a written request to Correlate Infrastructure Partners Inc., Attention: Secretary, 220 Travis Street, Suite 501, Shreveport, Louisiana 71101, to request:

•	a separate copy of this Information Statement;

•	a separate copy of Information Statements in the future; or

•	delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q and current reports on Form 8-K with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on May 4, 2023, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, none of the Actions described above will become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

This Information Statement is expected to be mailed or made available on or about May __, 2023 to all Stockholders of record at May 4, 2023.

By Order of the Board of Directors,
/s/ Matthew C. Flemming
Matthew C. Flemming, Chairman

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EXHIBIT A

CERTIFICATE OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

CORRELATE INFRASTRUCTURE PARTNERS INC.

Correlate Infrastructure Partners Inc., a corporation organized and existing under the Nevada Revised Statutes of the State of Nevada. DOES HEREBY CERTIFY:

1.	The name of the corporation (hereinafter called the “Corporation”) is Correlate Infrastructure Partners Inc.

2.	The articles of incorporation of the Corporation are hereby amended by deleting Article 1 thereof and by substituting in lieu of said Article the following new Article:

  “ARTICLE 1

The name of the corporation is Correlate Energy Corp. (hereinafter the “Corporation”).”

3.  This Certificate of Amendment to the articles of incorporation was duly adopted pursuant to the provisions of Sections 78.385 and 78.390 of the Nevada Revised Statutes (the “NRS”).

4. Pursuant to Section 78.320 of the NRS, the holders of outstanding shares of the Corporation having no less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted, consented to the adoption of the aforesaid amendments without a meeting and without prior notice.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Todd Michaels, its President, on April __, 2023.

CORRELATE INFRASTRUCTURE PARTNERS INC.

By:
Todd Michaels, President

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